EXHIBIT 32.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the amended Quarterly Report of JACOBS FINANCIAL GROUP, INC. (the "Company") on Form 10-Q/A for the period ended August 31, 2011 (the "Report") filed with the Securities and Exchange Commission, I, John M. Jacobs, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The  Company's  Report  fully  complies  with the  requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 11, 2011



                  /s/John M. Jacobs
                  --------------------------------------------------------------
                  John M. Jacobs,  Chief Executive Officer
                  and Chief Financial Officer